UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
August 16, 2005

LECG CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-50464	81-0569994
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Powell Street, Suite 600 Emeryville, California	94608
(Address of principal executive offices)	(Zip Code)

(510) 985-6700
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On August 16, 2005, LECG Corporation issued a press release announcing the acquisition of substantially all of the assets of Bates Private Capital Incorporated, a privately held expert services firm based in Portland, Oregon, as of August 15, 2005.  A copy of this August 16, 2005 press release is included as Exhibit 99.1 hereto.

Item 9.01.  Financial Statements and Exhibits

(c)  Exhibits.

99.1         Press Release announcing the acquisition of substantially all of the assets of Bates Private Capital Incorporated, a privately held expert services firm based in Portland, Oregon, issued by LECG Corporation on August 16, 2005 (furnished herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 16, 2005	LECG Corporation (Registrant)

	By:	/s/ John C. Burke
John C. Burke,
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1

Press Release announcing the acquisition of substantially all of the assets of Bates Private Capital Incorporated, a privately held expert services firm based in Portland, Oregon, issued by LECG Corporation on August 16, 2005.